Exhibit 99.1

SUPPLEMENTAL FEDERAL INCOME TAX CONSIDERATIONS

This discussion is a supplement to, and is intended to be read together with, the discussion under the heading “Federal Income Tax Considerations” in the Registration Statement on Form S-3 (File No. 333-177052) of CoreSite Realty Corporation (the “Company”) filed with the Securities and Exchange Commission on September 28, 2011, and in the related prospectus dated October 11, 2011 (the “2011 Prospectus”), and the discussion under the heading “Federal Income Tax Considerations” in the Registration Statement on Form S-3 (File No. 333-198951) of the Company filed with the Securities and Exchange Commission on September 26, 2014, and in the related prospectus dated October 23, 2014 (the “2014 Prospectus” and, together with the 2011 Prospectus, the “Base Prospectuses”).

The following discussion is inserted at the beginning of the discussion under the heading “Federal Income Tax Considerations—Taxation of Our Company” in the Base Prospectuses.

The following information is generally applicable to and modifies the discussion below:

•            Although we have received private letter rulings from the IRS on certain matters, we have not requested and do not intend to request a ruling from the IRS that we qualify as a REIT, and the statements in this prospectus are not binding on the IRS or any court. We are entitled to rely upon our private letter rulings only to the extent that we did not misstate or omit a material fact in the ruling requests we submitted to the IRS and that we operate in the future in accordance with the facts described in those requests.

•            We currently hold interests in more than one taxable REIT subsidiary.

The following discussion supersedes the first sentence of the ninth bullet point of the fourth paragraph of the discussion under the heading “Federal Income Tax Considerations—Taxation of Our Company—General” in the Base Prospectuses.

Ninth, if we acquire any asset from a corporation that is or has been a C corporation in a transaction in which our initial basis in the asset is less than the fair market value of the asset at the time we acquire the asset, and we subsequently recognize gain on the disposition of the asset during the five-year period beginning on the date on which we acquired the asset, then we will be required to pay tax at the highest regular corporate tax rate on this gain to the extent of the excess of (1) the fair market value of the asset over (2) our adjusted basis in the asset, in each case determined as of the date on which we acquired the asset.

The following discussion supersedes the eleventh bullet point of the fourth paragraph of the discussion under the heading “Federal Income Tax Considerations—Taxation of Our Company—General” in the Base Prospectuses.

Eleventh, we will be required to pay a 100% tax on any “redetermined rents,” “redetermined deductions,” “excess interest” or (for taxable years beginning after December 31, 2015) “redetermined TRS service income.”  See “—Penalty Tax.” In general, redetermined rents are rents from real property that are overstated as a result of services furnished to any of our customers by a taxable REIT subsidiary of ours. Redetermined deductions and excess interest generally represent amounts that are deducted by a taxable REIT subsidiary of ours for amounts paid to us that are in excess of the amounts that would have been deducted based on arm’s length negotiations.  Redetermined TRS service income generally represents income of a taxable REIT subsidiary that is understated as a result of services provided to us or on our behalf.

The following discussion is inserted as a new bullet point after the twelfth bullet point in the fourth paragraph in the discussion under the heading “Federal Income Tax Considerations—Taxation of Our Company—General” in the 2011 Prospectus.

Thirteenth, if we fail to comply with the requirement to send annual letters to our stockholders requesting information regarding the actual ownership of our stock and the failure is not due to reasonable cause or due to willful neglect, we will be subject to a $25,000 penalty, or if the failure is intentional, a $50,000 penalty.

The following discussion supersedes the fourth sentence of the sixth paragraph of the discussion under the heading “Federal Income Tax Considerations—Taxation of Our Company—Income Tests” in the Base Prospectuses.

The term “hedging transaction,” as used above, generally means (A) any transaction we enter into in the normal course of our business primarily to manage risk of (1) interest rate changes or fluctuations with respect to borrowings made or to be made by us to acquire or carry real estate assets, or (2) currency fluctuations with respect to an item of qualifying income under the 75% or 95% gross income test and (B) for taxable years beginning after December 31, 2015, new transactions entered into to hedge the income or loss from prior hedging transactions, where the property or indebtedness which was the subject of the prior hedging transaction was extinguished or disposed of.

The following discussion supersedes the first and second sentences of the discussion under the heading “Federal Income Tax Considerations—Taxation of Our Company—Penalty Tax” in the Base Prospectuses.

Any redetermined rents, redetermined deductions, excess interest or (for taxable years beginning after December 31, 2015) redetermined TRS service income we generate will be subject to a 100% penalty tax. In general, redetermined rents are rents from real property that are overstated as a result of any services furnished to any of our customers by a taxable REIT subsidiary of ours, redetermined deductions and excess interest represent any amounts that are deducted by a taxable REIT subsidiary of ours for amounts paid to us that are in excess of the amounts that would have been deducted based on arm’s length negotiations, and redetermined TRS service income is income of a taxable REIT subsidiary that is understated as a result of services provided to us or on our behalf.

The following sentence should be inserted at the end of the first paragraph of the discussion under the heading “Federal Income Tax Considerations—Taxation of Our Company—Asset Tests” in the Base Prospectuses.

For taxable years beginning after December 31, 2015, the term “real estate assets” also includes debt instruments of publicly offered REITs, personal property securing a mortgage secured by both real property and personal property if the fair market value of such personal property does not exceed 15% of the total fair market value of all such property, and personal property leased in connection with a lease of real property for which the rent attributable to personal property is not greater than 15% of the total rent received under the lease.

The following discussion supersedes the fourth paragraph of the discussion under the heading “Federal Income Tax Considerations—Taxation of Our Company—Asset Tests” in the Base Prospectuses.

Fourth, not more than 25% (20% for taxable years beginning after December 31, 2017) of the value of our total assets may be represented by the securities of one or more taxable REIT subsidiaries.  Our operating partnership currently owns 100% of the securities of two corporations that have elected, together with us, to be treated as our taxable REIT subsidiaries. So long as each of these corporations qualifies as our taxable REIT subsidiary, we will not be subject to the 5% asset test, the 10% voting securities limitation or the 10% value limitation with respect to our ownership of their securities. We may acquire securities in other taxable REIT subsidiaries in the future. We believe that the aggregate value of our taxable REIT subsidiaries and our other securities (other than those securities includable in the 75% asset test) has not exceeded, and in the future will not exceed, 25% (20% for taxable years beginning after December 31, 2017) of the aggregate value of our gross assets. No independent appraisals have been obtained to support these conclusions. In addition, there can be no assurance that the IRS will not disagree with our determinations of value.

The following new paragraph should be inserted after the fourth paragraph of the discussion under the heading “Federal Income Tax Considerations—Taxation of Our Company—Asset Tests” in the Base Prospectuses.

Fifth, for taxable years beginning after December 31, 2015, not more than 25% of the value of our total assets may be represented by debt instruments of publicly offered REITs to the extent those debt instruments would not be real estate assets but for the inclusion of debt instruments of publicly offered REITs in the meaning of real estate assets effective for taxable years beginning after December 31, 2015, as described above.

The following discussion supersedes the third paragraph of the discussion under the heading “Federal Income Tax Considerations—Taxation of Our Company—Annual Distribution Requirements” in the Base Prospectuses.

In addition, if we dispose of any asset we acquired from a corporation which is or has been a C corporation in a transaction in which our basis in the asset is determined by reference to the basis of the asset in the hands of that C corporation, within the five-year period following our acquisition of such asset, we would be required to distribute at least 90% of the after-tax gain, if any, we recognized on the disposition of the asset, to the extent that gain does not exceed the excess of (a) the fair market value of the asset over (b) our adjusted basis in the asset, in each case, on the date we acquired the asset.

The following discussion supersedes the fifth sentence of the fourth paragraph of the discussion under the heading “Federal Income Tax Considerations—Taxation of Our Company—Annual Distribution Requirements” in the Base Prospectuses.

In order to be taken into account for purposes of our distribution requirement, the amount distributed, except as provided below, must not be preferential—i.e., every stockholder of the class of stock to which a distribution is made must be treated the same as every other stockholder of that class, and no class of stock may be treated other than according to its dividend rights as a class.  This preferential limitation will not apply to distributions made in our taxable years beginning after December 31, 2014, provided we qualify as a “publicly offered REIT.”  We believe that we are, and currently expect we will continue to be, a “publicly offered REIT.”

The following discussion supersedes the first paragraph of the discussion under the heading “Federal Income Tax Considerations—Taxation of Our Company—Tax Aspects of Our Operating Partnership, the Subsidiary Partnerships and the Limited Liability Companies—Allocations of Income, Gain, Loss and Deduction” in the 2011 Prospectus.

The net income and loss of our operating partnership are allocated in accordance with the terms of the partnership agreement. In general, the net income and net loss of our operating partnership are allocated to the holders of partnership units in such a manner that, to the extent possible, the capital account of each holder, as adjusted in accordance with certain applicable Treasury Regulations, is equal to the amount that would be distributed to such holder in a hypothetical liquidation of the operating partnership. Therefore, as a result of the preference to which the preferred partnership units are entitled in distributions, net income may be disproportionately allocated to the holders of preferred partnership units, including us, and net loss may be disproportionately allocated to the holders of common partnership units. In some cases losses may also be disproportionately allocated to partners who have guaranteed debt of our operating partnership.

The following discussion should be inserted after the third paragraph of the discussion under the heading “Federal Income Tax Considerations—Taxation of Our Company—Tax Aspects of Our Operating Partnership, the Subsidiary Partnerships and the Limited Liability Companies—Tax Allocations with Respect to the Properties” in the Base Prospectuses.

Partnership Audit Rules.  The recently enacted Bipartisan Budget Act of 2015 changes the rules applicable to U.S. federal income tax audits of partnerships.  Under the new rules (which are generally effective for taxable years beginning after December 31, 2017), among other changes and subject to certain exceptions, any audit adjustment to items of income, gain, loss, deduction, or credit of a partnership (and any partner’s distributive share thereof) is determined, and taxes, interest, or penalties attributable thereto are assessed and collected, at the partnership level.  Although it is uncertain how these new rules will be implemented, it is possible that they could result in partnerships in which we directly or indirectly invest being required to pay additional taxes, interest and penalties as a result of an audit adjustment, and we, as a direct or indirect partner of these partnerships, could be required to bear the economic burden of those taxes, interest, and penalties even though we, as a REIT, may not otherwise have been required to pay additional corporate-level taxes as a result of the related audit adjustment.  The changes created by these new rules depend in many respects on the promulgation of future regulations or other guidance by the U.S. Treasury.

The following discussion supersedes the first sentence of the discussion under the heading “Federal Income Tax Considerations—Federal Income Tax Considerations for Holders of Our Common Stock—Taxation of Taxable U.S. Stockholders—Capital Gain Dividends” in the 2011 Prospectus and supersedes the first sentence of the discussion under the heading “Federal Income Tax Considerations—Federal Income Tax Considerations for Holders of Our Capital Stock—Taxation of Taxable U.S. Stockholders—Capital Gain Dividends” in the 2014 Prospectus.

Dividends that we properly designate as capital gain dividends will be taxable to our taxable U.S. stockholders as a gain from the sale or disposition of a capital asset held for more than one year, to the extent that such gain does not exceed our actual net capital gain for the taxable year and, for taxable years beginning after December 31, 2015, may not exceed our dividends paid for the taxable year, including dividends paid the following year that are treated as paid in the current year.

The following discussion supersedes the discussion under the heading “Federal Income Tax Considerations—Federal Income Tax Considerations for Holders of Our Common Stock—Taxation of Taxable U.S. Stockholders—Tax Rates” in the 2011 Prospectus.

The maximum tax rate for non-corporate taxpayers for (1) long-term capital gains, including certain capital gain dividends,” is generally 20% (although depending on the characteristics of the assets which produced these gains and on designations which we may make, certain capital gain dividends may be taxed at a 25% rate) and (2) “qualified dividend income” is generally 20%.  In general, dividends payable by REITs are not eligible for the reduced tax rate on qualified dividend income, except to the extent that certain holding period requirements have been met and the REIT’s dividends are attributable to dividends received from taxable corporations (such as its taxable REIT subsidiaries) or to income that was subject to tax at the corporate/REIT level (for example, if the REIT distributed taxable income that it retained and paid tax on in the prior taxable year).  In addition, U.S. holders that are corporations may be required to treat up to 20% of some capital gain dividends as ordinary income.

The following discussion supersedes the second sentence of the third paragraph of the discussion under the heading “Federal Income Tax Considerations—Federal Income Tax Considerations for Holders of Our Common Stock—Taxation of Non-U.S. Stockholders—Distributions Generally” in the 2011 Prospectus and supersedes the second sentence of the third paragraph of the discussion under the heading “Federal Income Tax Considerations—Federal Income Tax Considerations for Holders of Our Capital Stock—Taxation of Non-U.S. Stockholders—Distributions Generally” in the 2014 Prospectus.

To the extent that such distributions exceed the non-U.S. stockholder’s adjusted basis in such stock, they will generally give rise to gain from the sale or exchange of such stock, the treatment of which is described below.  However, recent legislation may cause such excess distributions to be treated as dividend income for certain non-U.S. holders.

The following discussion supersedes the third, fourth, and fifth sentences of the second paragraph of the discussion under the heading “Federal Income Tax Considerations—Federal Income Tax Considerations for Holders of Our Common Stock—Taxation of Non-U.S. Stockholders—Capital Gain Dividends and Distributions Attributable to a Sale or Exchange of U.S. Real Property Interests” in the 2011 Prospectus and supersedes the third, fourth, and sixth sentences of the second paragraph of the discussion under the heading “Federal Income Tax Considerations—Federal Income Tax Considerations for Holders of Our Capital Stock—Taxation of Non-U.S. Stockholders—Capital Gain Dividends and Distributions Attributable to a Sale or Exchange of U.S. Real Property Interests” in the 2014 Prospectus.

We also will be required to withhold and to remit to the IRS 35% (or 20% to the extent provided in Treasury Regulations) of any distribution to non-U.S. stockholders that is designated as a capital gain dividend or, if greater, 35% of any distribution to non-U.S. stockholders that could have been designated as a capital gain dividend.  The amount withheld is creditable against the non-U.S. stockholder’s federal income tax liability.  However, any distribution with respect to any class of stock that is “regularly traded,” as defined by applicable Treasury Regulations, on an established securities market located in the United States is not subject to FIRPTA, and therefore, not subject to the 35% U.S. withholding tax described above, if the non-U.S. stockholder did not own more than 10% of such class of stock at any time during the one-year period ending on the date of the distribution.

The following discussion should be inserted at the end of the second paragraph of the discussion under the heading “Federal Income Tax Considerations—Federal Income Tax Considerations for Holders of Our Common Stock—Taxation of Non-U.S. Stockholders—Capital Gain Dividends and Distributions Attributable to a Sale or Exchange of U.S. Real Property Interests” in the 2011 Prospectus and should be inserted at the end of the second paragraph of the discussion under the heading “Federal Income Tax Considerations—Federal Income Tax Considerations for Holders of Our Capital Stock—Taxation of Non-U.S. Stockholders—Capital Gain Dividends and Distributions Attributable to a Sale or Exchange of U.S. Real Property Interests” in the 2014 Prospectus.

In addition, distributions to certain non-U.S. publicly traded shareholders that meet certain record-keeping and other requirements (“qualified shareholders”) are exempt from FIRPTA, except to the extent owners of such qualified shareholders that are not also qualified shareholders own, actually or constructively, more than 10% of our stock.  Furthermore, distributions to “qualified foreign pension funds” or entities all of the interests of which are held by “qualified foreign pension funds” are exempt from FIRPTA.  Non-U.S. holders should consult their tax advisors regarding the application of these rules.

The following discussion supersedes the second numbered clause of the third paragraph of the discussion under the heading “Federal Income Tax Considerations—Federal Income Tax Considerations for Holders of Our Common Stock—Taxation of Non-U.S. Stockholders—Sale of Our Common Stock” in the 2011 Prospectus and supersedes the second numbered clause of the third paragraph of the discussion under the heading “Federal Income Tax Considerations—Federal Income Tax Considerations for Holders of Our Capital Stock—Taxation of Non-U.S. Stockholders—Sale of Our Capital Stock” in the 2014 Prospectus.

(2) such non-U.S. stockholder owned, actually and constructively, 10% or less of such class of our stock through the five-year period ending on the date of the sale or exchange.

The following discussion should be inserted as a new paragraph after the second numbered clause of the third paragraph of the discussion under the heading “Federal Income Tax Considerations—Federal Income Tax Considerations for Holders of Our Common Stock—Taxation of Non-U.S. Stockholders—Sale of Our Common Stock” in the 2011 Prospectus and should be inserted as a new paragraph after the second numbered clause of the third paragraph of the discussion under the heading “Federal Income Tax Considerations—Federal Income Tax Considerations for Holders of Our Capital Stock—Taxation of Non-U.S. Stockholders—Sale of Our Capital Stock” in the 2014 Prospectus.

In addition, dispositions of our stock by qualified shareholders are exempt from FIRPTA, except to the extent owners of such qualified shareholders that are not also qualified shareholders own, actually or constructively, more than 10% of our stock.  Furthermore, dispositions of our stock by “qualified foreign pension funds” or entities all of the interests of which are held by “qualified foreign pension funds” are exempt from FIRPTA.  Non-U.S. holders should consult their tax advisors regarding the application of these rules.

The following discussion supersedes the last sentence of the discussion under the heading “Federal Income Tax Considerations—Federal Income Tax Considerations for Holders of Our Common Stock—Taxation of Non-U.S. Stockholders—Sale of Our Common Stock” in the 2011 Prospectus and supersedes the last sentence of the discussion under the heading “Federal Income Tax Considerations—Federal Income Tax Considerations for Holders of Our Capital Stock—Taxation of Non-U.S. Stockholders—Sale of Our Capital Stock” in the 2014 Prospectus.

In addition, if the sale, exchange or other taxable disposition of our stock were subject to taxation under FIRPTA, and if shares of the relevant class of our stock were not “regularly traded” on an established securities market, the purchaser of such stock would generally be required to withhold and remit to the IRS 15% of the purchase price.

The following discussion supersedes the discussion under the heading “Federal Income Tax Considerations—Federal Income Tax Considerations for Holders of Our Common Stock—Taxation of Non-U.S. Stockholders—Foreign Accounts” in the 2011 Prospectus and supersedes the discussion under the heading “Federal Income Tax Considerations—Federal Income Tax Considerations for Holders of Our Capital Stock—Taxation of Non-U.S. Stockholders—Foreign Accounts” in the 2014 Prospectus.

Withholding taxes may be imposed under Sections 1471 through 1474 of the Code (commonly referred to as the Foreign Account Tax Compliance Act, or FATCA) on certain types of payments made to non-U.S. financial institutions and certain other non-U.S. entities. Specifically, a 30% withholding tax may be imposed on dividends on, or gross proceeds from the sale or other disposition of, our stock paid to a “foreign financial institution” or a “non-financial foreign entity” (each as defined in the Code), unless (1) in the case of a foreign financial institution, the foreign financial institution undertakes certain diligence and reporting obligations, (2) in the case of a non-financial foreign entity, the non-financial foreign entity either certifies it does not have any “substantial United States owners” (as defined in the Code) or furnishes identifying information regarding each substantial United States owner or (3) the foreign financial institution or non-financial foreign entity otherwise qualifies for an exemption from these rules. If the payee is a foreign financial institution and is subject to the diligence and reporting requirements referred to in clause (1) above, it must enter into an agreement with the U.S. Department of the Treasury requiring, among other things, that it undertake to identify accounts held by certain “specified United States persons” or “United States-owned foreign entities” (each as defined in the Code), annually report certain information about such accounts and withhold 30% on certain payments to non-compliant foreign financial institutions and certain other account holders. Non-U.S. entities located in jurisdictions that have an intergovernmental agreement with the United States governing FATCA may be subject to different rules. Under the applicable Treasury Regulations and administrative guidance, withholding under FATCA generally applies to payments of dividends on our stock regardless of when they are made and will apply to payments of gross proceeds from the sale or other disposition of our stock on or after January 1, 2019. Prospective investors should consult their tax advisors regarding these rules.